Exhibit C
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Form 8-K/A, filed with the Securities and Exchange Commission by Dearborn Bancorp, Inc., of our report dated January 9, 2007 on the consolidated financial statements of Fidelity Financial Corporation of Michigan and Subsidiary as of and for the year ended December 31, 2006.

/s/ Plante & Moran, PLLC
Auburn Hills, Michigan
March 12, 2007